Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

for the Third Quarter Ended September 30, 2016

SAN JOSE, California, October 31, 2016--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance power solutions, today announced financial results for the quarter and nine months ended September 30, 2016.

The results for the quarter ended September 30, 2016 are as follows:

●	Revenue was $106.5 million, a 13.2% increase from $94.1 million in the second quarter of 2016 and a 16.7% increase from $91.2 million in the third quarter of 2015.
●	GAAP gross margin was 54.4%, compared with 54.2% in the third quarter of 2015.
●

Non-GAAP gross margin(1) was 55.3%, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 55.1% in the third quarter of 2015, excluding the impact of $0.3 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $42.9 million, compared with $36.1 million for the quarter ended September 30, 2015.
●

Non-GAAP(1) operating expenses were $29.4 million, excluding $13.1 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, compared with $26.5 million, excluding $10.1 million for stock-based compensation expense and $0.5 million for deferred compensation plan income, for the quarter ended September 30, 2015.

●	GAAP operating income was $15.0 million, compared with $13.3 million for the quarter ended September 30, 2015.
●

Non-GAAP(1) operating income was $29.4 million, excluding $13.5 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.4 million for deferred compensation plan expense, compared with $23.8 million, excluding $10.5 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.5 million for deferred compensation plan income, for the quarter ended September 30, 2015.

●	GAAP interest and other income, net was $0.8 million, compared with a net expense of $6,000 for the quarter ended September 30, 2015.
●

Non-GAAP(1) interest and other income, net was $0.3 million, excluding $0.5 million for deferred compensation plan income, compared with $0.5 million, excluding $0.5 million for deferred compensation plan expense, for the quarter ended September 30, 2015.

●

GAAP net income was $14.4 million and GAAP earnings per share were $0.34 per diluted share. Comparatively, GAAP net income was $11.2 million and GAAP earnings per share were $0.28 per diluted share for the quarter ended September 30, 2015.

●

Non-GAAP(1) net income was $27.5 million and non-GAAP earnings per share were $0.66 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $22.4 million and non-GAAP earnings per share of $0.55 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, for the quarter ended September 30, 2015.

The results for the nine months ended September 30, 2016 are as follows:

●	Revenue was $285.0 million, a 15.8% increase from $246.1 million for the nine months ended September 30, 2015.
●	GAAP gross margin was 54.2%, compared with 54.1% for the nine months ended September 30, 2015.
●

Non-GAAP gross margin(1) was 55.1%, excluding the impact of $1.2 million for stock-based compensation expense and $1.5 million for the amortization of acquisition-related intangible assets, compared with 55.0% for the nine months ended September 30, 2015, excluding the impact of $0.8 million for stock-based compensation expense and $1.2 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $117.5 million, compared with $104.0 million for the nine months ended September 30, 2015.
●

Non-GAAP(1) operating expenses were $83.6 million, excluding $33.0 million for stock-based compensation expense and $0.9 million for deferred compensation plan expense, compared with $76.1 million, excluding $28.4 million for stock-based compensation expense and $0.5 million for deferred compensation plan income, for the nine months ended September 30, 2015.

●	GAAP operating income was $36.9 million, compared with $29.3 million for the nine months ended September 30, 2015.
●

Non-GAAP(1) operating income was $73.6 million, excluding $34.3 million for stock-based compensation expense, $1.5 million for the amortization of acquisition-related intangible assets and $0.9 million for deferred compensation plan expense, compared with $59.2 million, excluding $29.2 million for stock-based compensation expense and $1.2 million for the amortization of acquisition-related intangible assets and $0.5 million for deferred compensation plan income, for the nine months ended September 30, 2015.

●	GAAP interest and other income, net was $1.9 million, compared with $0.9 million for the nine months ended September 30, 2015.
●

Non-GAAP(1) interest and other income, net was $0.8 million, excluding $1.1 million for deferred compensation plan income, compared with $1.4 million, excluding $0.5 million for deferred compensation plan expense, for the nine months ended September 30, 2015.

●

GAAP net income was $36.1 million and GAAP earnings per share were $0.87 per diluted share. Comparatively, GAAP net income was $25.1 million and GAAP earnings per share were $0.62 per diluted share for the nine months ended September 30, 2015.

●

Non-GAAP(1) net income was $68.8 million and non-GAAP earnings per share were $1.65 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $56.1 million and non-GAAP earnings per share of $1.38 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, for the nine months ended September 30, 2015.

The following is a summary of revenue by end market for the periods indicated, estimated based on MPS’s assessment of available end market data (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2016	2015	2016	2015
Communication	$16,188	$14,824	$47,679	$49,221
Storage and Computing	23,463	18,007	57,157	42,016
Consumer	43,646	39,506	115,763	106,497
Industrial	23,159	18,857	64,448	48,414
Total	$106,456	$91,194	$285,047	$246,148

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2016	2015	2016	2015
DC to DC	$95,615	$82,718	$256,953	$222,210
Lighting Control	10,841	8,476	28,094	23,938
Total	$106,456	$91,194	$285,047	$246,148

“Thanks to acceptance of our new product offerings and with our shareholders’ support, we will continue to deliver outstanding products to our customers and consistent results to our shareholders,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the fourth quarter ending December 31, 2016:

●	Revenue in the range of $101 million to $105 million.

●

GAAP gross margin between 53.9% and 54.9%. Non-GAAP(1) gross margin between 54.8% and 55.8%. This excludes an estimated impact of stock-based compensation expenses of 0.4% and amortization of acquisition-related intangible assets of 0.5%.

●

GAAP R&D and SG&A expenses between $38.7 million and $42.7 million. Non-GAAP(1) R&D and SG&A expenses between $27.3 million and $29.3 million. This excludes an estimate of stock-based compensation expenses in the range of $11.4 million to $13.4 million.

●	Total stock-based compensation expense of $11.8 million to $13.8 million.

●	Litigation expenses of $100,000 to $200,000.

●	Interest and other income, net, of $200,000 to $300,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 42.0 million and 43.0 million before shares buyback.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net and operating income determined in accordance with GAAP (Generally Accepted Accounting Principles in the United States). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended September 30, 2016 results at 2:00 p.m. PT / 5:00 p.m. ET, October 31, 2016. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 94719606. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, interest and other income and diluted shares outstanding for the quarter ending December 31, 2016, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, our continued investment into R&D, expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched within the past 18 months, being different than expected; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on February 29, 2016, and our quarterly report on Form 10-Q filed with the SEC on July 29, 2016.

The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael R. Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at or its support offices around the world.

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Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$109,479	$90,860
Short-term investments	149,584	144,103
Accounts receivable, net	33,335	30,830
Inventories	70,692	63,209
Other current assets	3,720	2,926
Total current assets	366,810	331,928
Property and equipment, net	82,097	65,359
Long-term investments	5,382	5,361
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	3,515	5,053
Deferred tax assets, net	644	672
Other long-term assets	29,837	16,341
Total assets	$494,856	$431,285

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,332	$13,487
Accrued compensation and related benefits	16,311	9,812
Accrued liabilities	21,873	19,984
Total current liabilities	55,516	43,283
Income tax liabilities	3,594	2,941
Other long-term liabilities	19,448	16,545
Total liabilities	78,558	62,769
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 40,661 and 39,689 as of September 30, 2016 and December 31, 2015, respectively	304,700	265,763
Retained earnings	111,535	101,287
Accumulated other comprehensive income	63	1,466
Total stockholders’ equity	416,298	368,516
Total liabilities and stockholders’ equity	$494,856	$431,285

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$106,456	$91,194	$285,047	$246,148
Cost of revenue	48,531	41,754	130,686	112,896
Gross profit	57,925	49,440	154,361	133,252
Operating expenses:
Research and development	20,472	17,272	55,669	49,053
Selling, general and administrative	22,397	18,722	61,696	54,204
Litigation expense, net	55	136	92	717
Total operating expenses	42,924	36,130	117,457	103,974
Income from operations	15,001	13,310	36,904	29,278
Interest and other income (expense), net	780	(6)	1,920	871
Income before income taxes	15,781	13,304	38,824	30,149
Income tax provision	1,408	2,103	2,678	5,086
Net income	$14,373	$11,201	$36,146	$25,063

Net income per share:
Basic	$0.35	$0.28	$0.90	$0.64
Diluted	$0.34	$0.28	$0.87	$0.62
Weighted-average shares outstanding:
Basic	40,590	39,592	40,335	39,422
Diluted	41,895	40,689	41,752	40,676

Cash dividends declared per common share	$0.20	$0.20	$0.60	$0.60

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cost of revenue	$403	$303	$1,217	$829
Research and development	3,986	2,932	11,001	8,055
Selling, general and administrative	9,127	7,240	22,023	20,307
Total stock-based compensation expense	$13,516	$10,475	$34,241	$29,191

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$14,373	$11,201	$36,146	$25,063
Net income as a percentage of revenue	13.5%	12.3%	12.7%	10.2%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	13,516	10,475	34,241	29,191
Amortization of acquisition-related intangible assets	513	513	1,538	1,246
Deferred compensation plan expense (income)	(70)	(32)	(218)	77
Tax effect	(823)	284	(2,901)	536
Non-GAAP net income	$27,509	$22,441	$68,806	$56,113
Non-GAAP net income as a percentage of revenue	25.8%	24.6%	24.1%	22.8%

Non-GAAP net income per share:
Basic	$0.68	$0.57	$1.71	$1.42
Diluted	$0.66	$0.55	$1.65	$1.38

Shares used in the calculation of non-GAAP net income per share:
Basic	40,590	39,592	40,335	39,422
Diluted	41,895	40,689	41,752	40,676

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Gross profit	$57,925	$49,440	$154,361	$133,252
Gross margin	54.4%	54.2%	54.2%	54.1%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	403	303	1,217	829
Amortization of acquisition-related intangible assets	513	513	1,538	1,246
Non-GAAP gross profit	$58,841	$50,256	$157,116	$135,327
Non-GAAP gross margin	55.3%	55.1%	55.1%	55.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total operating expenses	$42,924	$36,130	$117,457	$103,974

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(13,113)	(10,172)	(33,024)	(28,362)
Deferred compensation plan income (expense)	(418)	511	(879)	491
Non-GAAP operating expenses	$29,393	$26,469	$83,554	$76,103

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total operating income	$15,001	$13,310	$36,904	$29,278
Operating income as a percentage of revenue	14.1%	14.6%	12.9%	11.9%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	13,516	10,475	34,241	29,191
Amortization of acquisition-related intangible assets	513	513	1,538	1,246
Deferred compensation plan expense (income)	418	(511)	879	(491)
Non-GAAP operating income	$29,448	$23,787	$73,562	$59,224
Non-GAAP operating income as a percentage of revenue	27.7%	26.1%	25.8%	24.1%

RECONCILIATION OF OTHER INCOME TO NON-GAAP OTHER INCOME

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Total interest and other income (expense), net	$780	$(6)	$1,920	$871

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan expense (income)	(488)	479	(1,097)	568
Non-GAAP interest and other income, net	$292	$473	$823	$1,439

2016 FOURTH QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	December 31, 2016
	Low	High
Gross margin	53.9%	54.9%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.5%	0.5%
Non-GAAP gross margin	54.8%	55.8%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	December 31, 2016
	Low	High
R&D and SG&A expense	$38,700	$42,700
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(11,400)	(13,400)
Non-GAAP R&D and SG&A expense	$27,300	$29,300